Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 7 - SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed interim consolidated financial statements were available to be issued. Based upon this review, the Company did not identify any other significant subsequent events that would have required adjustment or disclosure in the financial statements, except as disclosed below.

A.	Grant of options

On July 23, 2024, the Company’s Board of Directors approved a grant of options to purchase 315,200 Ordinary Shares to one officer and two employees. Each option is eligible for exercise into one Ordinary Share at an exercise price of $4.96 per share with a vesting schedule of four years.